EXHIBIT 10.22


                               netcruise.com, inc.
                               2401 Morris Avenue
                                 Union, NJ 07083
                                Tel: 908-810-8767
                                Fax: 908-810-8769

                         Anti-Dilution Option Agreement


                                                               March 1, 2000

Joseph Perri
10 Whitwell Place
Staten Island, NY 10304

Dear Mr. Perri:

         This letter will constitute the Agreement between netcruise.com, inc. ("Netcruise" or the "Company"), a New Jersey corporation, and yourself ("you" or the "Investor") regarding certain "anti- dilution" rights which Netcruise has agreed to grant to you in connection with your entering into the Subscription Agreement, dated this date, regarding your acquisition from Netcruise of 12,362,500 shares of the $.0001 par value common stock of Netcruise (the "Common Stock"). We each agree to incorporate herein by reference all of our respective representations and warranties as contained in the Subscription Agreement.

         1. Purpose of this Agreement. The object of this Agreement is to enable you to maintain your percentage interest in Netcruise after the completion of your acquisition of Common Stock as provided in both the Subscription Agreement and in the separate agreement you have entered into, dated this date, with Loeb Holding Corporation ("Loeb") regarding your acquisition of an additional 299,508 shares from Loeb. Your Common Stock holdings after these acquisitions will total 12,662,008 shares of Common Stock, and your percentage interest, after accounting for the various outstanding conversion options and warrants (except for the Class X and Class Y Common Stock Purchase Warrants to purchase an
aggregate  of  1,600,000   shares  of  Common  Stock  held  by  United  Internet
Technologies, Inc., and the Class V and Class W Common Stock Purchase Warrants to purchase an aggregate of 400,000 shares of Common Stock held by Brian Shuster) resulting in fully diluted shares outstanding of 22,328,064 as shown on the attached schedule which we have mutually initialed, will total 56.71 % (the "Percentage Interest").

         2. Issuance of New Shares. Except as hereinafter provided, in the event the Company shall at any time after the date hereof issue or sell any shares of Common Stock ("New Shares"), including shares held in the Company's treasury, shares of Common Stock issued upon the exercise of any options, rights or warrants to subscribe for shares of Common Stock, and shares of Common Stock issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock, you shall have the right to purchase at a purchase price of $.20 per share a sufficient number of shares of Common Stock so that your Percentage Interest after the completion of your purchase pursuant to this Agreement, rounded to the nearest whole share, shall be undiluted.




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         3. Prior  Notice of  Issuance of New  Shares.  The  Company  shall give notice to you of each prospective issuance of New Shares (the "Issuance Notice") not less than ten (10) days prior to the date that such New Shares will be issued. That notice shall contain the number of New Shares which are to be issued together with a computation of the number of shares which you would need to purchase to maintain your Percentage Interest (the "Option Shares").

         4. Dispute Over the Number of Option Shares. In the event you do not agree with the Company's computation of the number of Option Shares which you need to purchase to maintain your Percentage Interest, you shall advise the Company of any such dispute within ten (10) days after your receipt of each such notice. In the event of such a dispute, you and the Company shall promptly confer to resolve the dispute within the following ten (10) days, failing which the dispute will be submitted to arbitration as hereinafter provided. Pending resolution of the dispute, you may exercise your rights to purchase Option Shares based upon the Company's computation as contained in the notice, pending resolution of the arbitration.

         5. Exercise of Option. You shall exercise your rights to purchase Option Shares pursuant to this Agreement by providing a notice to the Company of your purchase of Option Shares, together with the number of shares you are purchasing and payment of the purchase price, in New York Clearing House funds, by certified or bank check or confirmed electronic transfer within 45 days of the date you receive each Issuance Notice or within 30 days after issuance, whichever is later. In the event a dispute is resolved by arbitration with an award which provides that you may purchase more Option Shares than computed by the Company, you shall exercise your right to purchase such additional Option Shares within ten (10) days after such arbitration decision becomes final and non- appealable.

         6. Issuance Date. Shares of Common Stock shall be deemed to have been issued immediately after the opening of business on the day following their issuance date, except that in the case of a reclassification of other securities of the Company into shares of Common Stock, the issuance date shall be deemed to be the day after the record date for determining the security holders entitled to receive such shares.

         7. Definition of Common Stock. For the purpose of this Agreement, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Certificate of Incorporation of the Company as amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

         8. No SEC Registration. The Option Shares issuable hereunder have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities ("Blue Sky") laws and must be held indefinitely unless they are subsequently so registered or exemptions from such registration are available. You have no right to require that the shares be registered under the Securities Act or any Blue Sky laws and the shares cannot be sold without registration or other compliance with the Securities Act and applicable Blue Sky laws.

             9. Arbitration. Any dispute, controversy or claim with respect to the enforcement of the provisions of this Agreement or the performance or breach of such provision shall be settled exclusively by arbitration conducted in New York, New York in accordance with the Commercial Arbitration Rules of the American Arbitration Association by a panel of three neutral arbitrators appointed in accordance with such rules. In any such arbitration proceeding, the arbitrators shall have the authority to order specific performance of an act by any party to such proceeding, in addition to



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or in lieu of monetary damages.  The parties to this Agreement hereby consent to the jurisdiction of the court's of the United States or the State of New York in New York County.

10. Modification. Neither this Agreement nor any provision hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

         11. Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address, or (c) delivered by fax transmission to a fax number provided by such person (who confirms receipt thereof). The addresses and fax numbers for the delivery of notices are as follows:

         If to the Company:         netcruise.com, inc.
                                    2401 Morris Avenue
                                    Union, NJ  07083
                                    Tel: 908-810-8767
                                    Fax: 908-810-8769

                  with a copy to:           William J. Davis, Esq.
                                            Scheichet & Davis, P.C.
                                            505 Park Avenue - 20th Floor
                                            New York, NY 10022
                                            Tel. (212) 688-3200
                                            Fax:  (212) 371-7634

         If to Joseph Perri:        Joseph Perri
                                    10 Whitwell Place
                                    Staten Island, NY 10304
                                    Tel:
                                    Fax:

                  with a copy to:           Stephen Goldman, Esq.
                                            2013 O Street, NW
                                            Washington, DC 20036
                                            Tel: (202) 293-2554
                                            Fax:  (202) 293-2556

12. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties.

         13. Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the covenants, agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person.




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14.  Entire  Agreement.  This  Agreement  contains  the entire  agreement of the parties with respect to its subject matter and there are no representations, warranties, covenants or other agreements, except as stated or referred to herein and in the Subscription Agreement.

         15. Benefit and Transfer or Assignment. Except as provided otherwise herein, this Agreement is not transferable or assignable by the undersigned without the written consent of the Company, which consent shall not be unreasonably withheld. No such written consent shall be required for a transfer or assignment by the Investor of his rights or interests under this Agreement to a corporation or limited liability company in which the Investor owns, directly or indirectly, more than 50% of the capital stock and in which all other shareholders are accredited investors.

16. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to that state's conflicts of laws provisions.

Investor:                          Company: netcruise.com, inc

/s/ Joseph Perri                   By: /s/ Larry E. Burk, President
    ------------                       ------------------------



                                  Attest:

                                 /s/ John H. Wasko, Secretary





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